UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 5, 2025

GOPRO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36514	77-0629474
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
3025 Clearview Way, San Mateo, CA 94402
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 332-7600

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	GPRO	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
Amendment to Credit Agreement
On November 5, 2025, GoPro (the “Company”) entered into Amendment No. 1 to Credit Agreement (the “Amendment”) with Farallon Capital Management, L.L.C., as agent, and Mateo Financing, LLC, as lender, which amends that certain Credit Agreement, dated as of August 4, 2025, by and among the Company, Mateo Financing, LLC, as lender, and Farallon Capital Management, L.L.C., as agent (as amended prior to the date hereof, the “Credit Agreement”). The Amendment, among other things, provides for a modification in the financial covenants in the Credit Agreement.
The Amendment changes certain of the financial covenants to require the Company not to have EBITDA (as defined in the Amendment) of (a) less than negative $12,500,000, subject to adjustment, for the period of four consecutive fiscal quarters ending March 31, 2026, (b) less than zero, subject to adjustment, for the period of four consecutive fiscal quarters ending June 30, 2026, and (c) less than $25,000,000, subject to adjustment, for the period of four consecutive fiscal quarters ending September 30, 2026. The Agreement continues to require EBITDA not be less than $10,000,000 for the fiscal quarter ending December 31, 2025 and not less than $40,000,000 for any period of four consecutive fiscal quarters ending on or after December 31, 2026. The EBITDA thresholds, other than those for the fiscal quarter ending December 31, 2025, are subject to potential adjustments in the event of a reduction in tariff amounts in Malaysia or Thailand (or both) to a level that is 10% or lower, as described in further detail in the Amendment. To the extent there are adjustments to the tariff rates of only one of the countries, the corresponding adjustments will be apportioned accordingly. The financial covenants in the Amendment also require the Company to maintain liquidity (defined as unrestricted cash, cash equivalents and availability under existing credit facilities) of at least $40,000,000.
The Amendment did not revise the other financial covenants, negative covenants, representations, warranties, or events of default of the Company pursuant to the Credit Agreement.
The foregoing summary and description of the provisions of the Credit Agreement and the Amendment do not purport to be complete and are qualified in its entirety by reference to the full text of the Credit Agreement and the Amendment. The Credit Agreement and the Amendment are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Subscription Agreement
On November 5, 2025, the Company entered into a Subscription Agreement with The Woodman Family Trust under Trust Agreement dated March 11, 2011, of which Mr. Nicholas Woodman, the Company’s Chief Executive Officer and Chairman of the Board of Directors of the Company, is co-trustee (such trust, the “Purchaser”), whereby the Company will issue and sell to the Purchaser Class A Common Stock shares, par value $0.0001 of the Company, for an aggregate purchase price of $2,000,000 (the “Subscription Agreement”). The actual amount of Class A Common Stock shares will be determined upon the calculation of the purchase price of the shares, which will be calculated as the greater of (a) the consolidated closing bid price (as determined pursuant to the rules of the Nasdaq Stock Market) immediately prior to entry into the Subscription Agreement and (b) the average closing price of the Class A Common Stock over the five (5) trading days prior to the date of issuance, as reported on the Nasdaq Global Select Market.
The closing of the purchase will be subject to agreement by the Company and the Purchaser.
The Subscription Agreement contains customary representations, warranties, and conditions for transactions of this type.
The foregoing summary and description of the provisions of the Subscription Agreement do not purport to be complete and are qualified in its entirety by reference to the full text of the Subscription Agreement. The Subscription Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.
On November 6, 2025, the Company issued a press release to report its financial results for its third quarter ended September 30, 2025.
A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section. The information in Item 2.02 of this Current Report on Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended (“Securities Act”), except as may be expressly set forth by specific reference in such filing or document.

Item 3.02. Unregistered Sales of Equity Securities.
The information set forth in Item 1.01 above related to the Subscription Agreement is incorporated into this Item 3.02 by reference. Pursuant to the Subscription Agreement, the Company has committed to sell the Purchaser shares of Class A Common Stock. The securities will be sold pursuant to Section 4(a)(2) of the Securities Act of 1933. The Subscription Agreement was not entered into as a part of a public offering or exempt exchange.

Item 3.03. Material Modification to Rights of Security Holders.
Amendment to Warrant Agreement
On November 5, 2025, the Company and Mateo Financing, LLC, the warrant holder of the remaining outstanding warrants to purchase up to11,076,968 shares of its Class A Common Stock, $.0001 par value per share (the “Warrant holder”) agreed to amend the issued warrant (the “Original Warrant”) entered into under the terms of the Warrant Agreement dated August 4, 2025, by and among the Company and the Warrant holder (the “Warrant Agreement”) to amend the definition of “Exercise Price” of the Original Warrant from $1.25 per share to $0.75 per share (the “2025 Warrant Amendment”).
The foregoing description of the Original Warrant, Warrant Agreement, and 2025 Warrant Amendment are not complete and are subject to, and qualified in its entirety by, the full text of the form of the Original Warrant, Warrant Agreement, and 2025 Warrant Amendment, copies of which are filed as Exhibit 4.1, Exhibit 10.4, and Exhibit 10.5 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

Item 5.05. Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
The Board of Directors (the “Board”) of the Company approved the entrance into the Subscription Agreement, including waiving any provision of the Code of Conduct or the Company’s Code of Conduct and Ethics or Insider Trading Policy (the “Trading Policy” and together, the “Policies”) to the extent the Purchaser’s purchase of Class A Common Stock of the Company in connection with the Subscription Agreement violated the Policies, including certain provisions of the Policies that require directors, officers, employees, agent, contractor, and consultants of the Company to only buy or sell the Company’s securities pursuant to a 10b5-1 plan. After due consideration and a review of the facts and circumstances, including review of the Amendment, the Board believed that the waivers are appropriate in this limited case.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit No.	Description
4.1	Form of Common Stock Purchase Warrant dated August 4, 2025, by and among GoPro and Mateo Financing, LLC (Incorporated by reference from Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on August 4, 2025).
10.1	Credit Agreement dated August 4, 2025, by and among GoPro and Farallon Capital Management, L.L.C., on behalf of the lenders thereunder (Incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on August 4, 2025).
10.2	Amendment No. 1 to Credit Agreement dated November 5, 2025, by and among GoPro and Farallon Capital Management, L.L.C., on behalf of the lenders thereunder.
10.3	Subscription Agreement dated November 5, 2025, by and between The Woodman Family Trust under Trust Agreement dated March 11, 2011 and GoPro, Inc.
10.4	Warrant Agreement dated August 4, 2025, by and among GoPro and Mateo Financing, LLC (Incorporated by reference to Exhibit 10.3 from the Company’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on August 4, 2025).
10.5	2025 Warrant Amendment dated November 5, 2025, by and among GoPro and Mateo Financing, LLC.
99.1	Press Release of GoPro, Inc. dated November 6, 2025 to report its financial results for its third quarter ended September 30, 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

GoPro, Inc.
(Registrant)

Dated:	November 6, 2025	By: /s/ Brian McGee
Brian McGee Chief Financial Officer and Chief Operating Officer (Principal Financial Officer)